Exhibit 99.1

Leading the Way February 2011 November 2011 Investor Presentation apei American public education, INC.

Statements made in this presentation regarding American Public Education, or its subsidiaries, that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements can be identified by words such as "anticipate", "believe", "could", "estimate", "expect“, "intend", "may", "should“, "will" and "would". These forward-looking statements include, without limitation, statements on the slides and statements regarding expected growth. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the "Risk Factors" section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and Form 10-Q for the quarter ended September 31, 2011 as filed with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. Safe Harbor Statement  apei AMERICAN PUBLIC EDUCATION, INC 2

2011 - Celebrating 20 Years of Service and Leadership •Founded as American Military University (AMU) in 1991 by James P. Etter, a Marine Corps Officer •In 2002, AMU expanded into the American Public University System (APUS), adding American Public University (APU) •Nationally Accredited (DETC) in 1995 •Regionally Accredited (NCA) in 2006 •Serving over 100,000 students worldwide* To provide quality higher education with emphasis on educating the nation’s military and public service communities by offering respected, relevant, accessible and affordable, student-focused online programs, which prepare them for service and leadership in a diverse, global society. *As of September 30, 2011  3 apei American public education, INC.

For three months ending September 30, 2011 Net Course Registrations by Primary Pay Type Cash & Other 13% TA 40% Title IV 39% VA 8% Pay Type3Q2011 Growth (Y/Y) Title IV 105% VA 22% TA 6% Cash & Other-2% Third Quarter 2011 Results: •Affordability and quality appear to be key drivers of the AMU/APU value proposition. •Relationship building, referral programs, and interactive media remain highly successful elements of an integrated approach to advertising. •New programs, partnerships, civilian student outreach, brand building/ awareness, and new markets are primary components of the long-term strategy. 4

A Unique Mission to be Affordable Undergraduate Cost Excludes military scholarship supplements that cover certain tuition costs of military students. Source: The College Board, 2011 Trends in College Pricing and Company Estimates Graduate Cost Average Public Four-Year In-State Published Tuition Increased 8.3% Between 2010-11 and 2011-12(1) 5 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 AMU/APU UMUC In-State Public Four-Year In-State Ashford University Online U. of Phoenix Online Strayer University Cost estimates are based on the lowest published tuition rate; other programs and average tuition may be higher. Tuition, Books & Fees Tuition, Books & Fees $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 AMU/APU UMUC In-State Public Master's In-State Ashford University Online U. of Phoenix Online Strayer University

Broad Array of Degree Programs, 100% Online Students by Level: Students by School: Unique Programs Unique Faculty Unique Experience Classes: Middle East Culture, Explosive Ordinance Disposal, Asymmetric Warfare Experts in their field: Dr. Alan Hale (U.S. Astronomer); Dr. James Reilly (U.S. Astronaut); Dr. Gwen Hall (recognized national security expert) 87 Degree Programs: Homeland Security, Space Studies, Emergency & Disaster Management, Liberal Arts 320 full-time and 1,400 part-time faculty Small class sizes: average class 14 students; limit class sizes to 25 students Flexible: 8 and 16 week courses with monthly starts Public Safety & Health 25% Arts & Humanities 24% Education 1% Science & Technology 10% Business 10% Management 14% Security & Global Studies 17% Bachelors 61% Associates 17% Masters 22% As of December 31, 2010 6 apei AMERICAN PUBLIC EDUCATION, INC

Rigorous Processes Create Academic Excellence Specialized tools measure learning • PAD System; Data Warehouse, Dashboards • Semantic Analysis and Predictive Modeling • Nationally benchmarked surveys/exams Engage various audiences • CURCOM (Curriculum Committee) • Industry Advisory Councils • Expert Faculty • Sloan-C and other organizations • Accrediting bodies/regulators Analyze and share outcomes • Transparency by Design • Sakai open source community apei AMERICAN PUBLIC EDUCATION, INC

Higher Standards Achieved by Exceptional Faculty & Support Scholarly Research • Write peer reviewed articles and white papers • 400+ books/articles presented or published in 2010 • Present at conferences and workshops • Support academic and professional communities Faculty Development • Faculty hired through rigorous selection criteria • Training and development; mentor/coach programs • Faculty evaluation through surveys, audits and data World Leading eLibrary System • Over 100,000 books/ebooks • More than 30,000 scholarly journals • Innovative search and tutorial services for students • 24/7 support by 15 librarians apei AMERICAN PUBLIC EDUCATION, INC 8

Strong Student Outcomes & Growing Recognition Specialty accreditations, for example: •National Council on Family Relations (NCFR) •Foundation For Higher Education Accreditation (FFHEA) •Accreditation Council for Business Schools and Programs •American Sport Education Program (ASEP) •Society of Human Resource Management (SHRM) •Council of Education for Public Health (CEPH) Numerous awards and recognition, for example: • 2009 Sloan Consortium Ralph E. Gomory Award for Quality Online Education • 2009 Sloan Consortium Effective Practice Award • 2010 Sloan Consortium Effective Practice Award Critical Thinking Humanities Math Natural Science Reading Social Sciences Writing 2010 ETS Proficiency Profile: National APUS 9 apei AMERICAN PUBLIC EDUCATION, INC

Going Above and Beyond Basic Regulatory Compliance 10 •APUS’s next comprehensive HLC evaluation is scheduled for the 2020-21 academic year - interim progress report regarding development of University-wide coordination and improvement of graduate studies due in July 2015 •A “liberal arts degree granting institution” –liberal arts degrees are Title IV eligible •Volunteered to be first online participant in MIVER (Military Accreditation) GE & Other Benchmarks: APEI Requires repayment rate of at least 35% 47%+ Loan repayment rate less than 30% of discretionary income by program No programs currently at risk Average student loan balance $4,436+ Incentive Compensation Compliant 90/10 Rule Compliant Final FY 09 2-yr Cohort Default Rate 4.0% +Source: Department of Education and APEI Estimates •Partnering with Non-Profits and For-Profits: •Transparency by Design – APEI, AIU, BPI, CPLA, Kaplan •WCET/Gates Predictive Analytics for Online Student Retention – APOL, APEI •The Accord – 20 regionally accredited for-profit institutions agreeing to transparency standards – APEI, STRA •Sakai – active participant in open source LMS community AMERICAN PUBLIC EDUCATION, INC 10

Greater awareness is created primarily through relationships, referral programs and interactive media - driving long-term customer satisfaction; supporting affordable tuition. Applications by source: Referrals Targeted Approach  Precise advertisement placement  Use of social media, viral marketing  Limited use of “lead gen” A Distinctive Approach to Creating Greater Awareness Relationship Focus  Focus on key influencers  Field representatives develop relationships  Consultative approach to student enrollment Sustainable Advantages  Low relative marketing costs and high referrals  Relationships/credibility with key influencers  Over 40% of alumni re-enroll for a second degree Other Print Internet/ Interactive As of December 31, 2010 AMERICAN PUBLIC EDUCATION, INC 11

Military Position and Opportunity Market Opportunity with 2.1 Million Active Duty Military  Nearly 400,000 utilizing tuition assistance to pursue higher education*  Approximately 71% of military students are online*  Education is primary recruitment tool; 21st century soldier requires advanced education Solid Leadership Position within Military Higher Education  #1 in total DoD enrollment*  #1 in Navy, Air Force, Marine Corps, Coast Guard, and #2 in Army*  Well regarded by key influencers/military leadership  Top 20 “Military-Friendly College” as ranked by Military Advanced Education Continued Strong Military Leadership on Board  Lieutenant General Julius Becton, Jr.  Lieutenant General Richard G. Trefry  General Alfred M. Gray  Major General Barbara G. Fast * Source: 2011 CCME 12 AMERICAN PUBLIC EDUCATION, INC

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Strong Value Proposition in Civilian Markets

APU's combined undergraduate tuition and course materials are nearly 20% less than the average 4-year public university's in-state rates. [(1)]

Online Learning Market According to Eduventures

- Nearly 4 Million online learners expected in 2015
- Market-funded opportunity enhanced by constrained nonprofit supply
- Very few (<15%) prospective learners refuse to consider wholly online study
- 79% of HR professionals say they have hired an online graduate in 2010[(2)]

Target Niches in Civilian Market

- Law Enforcement (0.75M); Fire and Emergency (1.3M); and Teachers (3.5M)
- Corporate & Other Relationships

Affordability & Quality Increasingly Important to Civilians

- Tuition below Title IV loan limits
- Lower debt burden upon graduation

(1) *The College Board, Trends in College Pricing 2011, October 2011*
(2) *Society of Human Resource Management (SHRM) survey of HR professionals, September 2010.*


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AMERICAN PUBLIC EDUCATION, INC.

106 283 582 829 1,099 1,595 2,018 3,334 4,607 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 2002 2003 2004 2005 2006 2007 2008 2009 2010 AMU/APU Graduates Source: (1)National Survey of Student Engagement (NSSE), 2009. (2) American Public University System, 1-year Post-graduation Survey, July 2010. (3) American Public University System, 3-year Post-graduation Survey, March 2009-July 2010. (4) American Public University System, Alumni Employer Survey, March 2006-September 2010. Surveys Indicate A Positive Student Experience APUS Seniors:  98% evaluated their experience as positive.(1)  96% say they would choose APUS again.(1) APUS Alumni: 93% agreed or strongly agreed that AMU/APU met their overall expectations(2) Over 90% would recommend AMU/APU to family, friends or co-workers(2)  91% report they’re currently employed full-time.(3) 65% agree their degree helped them obtain a promotion/job.(3) Employers of APUS Alumni: 99% surveyed would hire another graduate from APUS.(4)  84% would recommend the university to employees.(4)  98% agree APUS grads possess field-specific academic skills.(4) 1 4 AMERICAN PUBLIC EDUCATION, INC

94.8 147.1 207.8 272.2 0 50 100 150 200 250 300 $69.1 $107.1 $149.0 $0 $50 $100 $150 $200 8.8 $16.2 $23.9 $29.9 $0 $10 $20 $30 Revenues In millions Net Course Registrations In thousands A PUS is Leading the Way Net Income In millions $198.0 15 AMERICAN PUBLIC EDUCATION, INC

Leading the Way - A Differentiated Value Proposition 16 Source: Stifel Nicolaus Estimates and Reports Peer Group: APOL, BPI, CPLA, CECO, COCO, DV, EDMC, LOPE, ESI, LINC, NAUH, STRA and UTI  Most affordable tuition in peer group  Unique brand with strong reputation  Growing recognition for academic quality  Transparent student outcomes  Expanding civilian market opportunities  Efficient online system (PAD)  Unique, relationship marketing model  High referral rates  Consultative approach to advising -10% 0% 10% 20% 30% 40% 50% 60% 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 American Public Education, Inc. Peer Group APEI Registration Growth Rate vs. Enrollment Growth of Peers AMERICAN PUBLIC EDUCATION, INC 16

Leading the Way February 2011 November 2011 Investor Presentation AMERICAN PUBLIC EDUCATION, INC